Exhibit 99.1

UnionBanCal Corporation Reports Third Quarter Net Income of $170 Million

Third Quarter Highlights:

  Net income was $170 million, compared with net loss of $17 million a year earlier, and net income of $154 million in second quarter 2010.
  Total provision for credit losses was zero, down from $320 million prior year, and $45 million prior quarter.
  Net interest margin was 3.33 percent, up 2 basis points from prior year, and up 24 basis points from prior quarter.
  Capital levels improved in the quarter:
    Tangible common equity ratio was 9.59 percent at September 30, 2010, versus 8.81 percent at June 30, 2010.
    Tier 1 common capital ratio was 12.25 percent at September 30, 2010, versus 11.93 percent at June 30, 2010.
    Tier 1 risk-based capital ratio was 12.27 percent at September 30, 2010, versus 11.95 percent at June 30, 2010.

SAN FRANCISCO--(BUSINESS WIRE)--October 28, 2010--UnionBanCal Corporation (the Company or UB) today reported third quarter 2010 net income of $170 million, compared with net loss of $17 million a year earlier, and net income of $154 million in second quarter 2010. In sequential quarters, pre-tax, pre-provision income increased $13 million, or 5 percent.

Summary of Third Quarter Results

Third Quarter Total Revenue and Net Interest Income

For third quarter 2010, total revenue (taxable-equivalent net interest income plus noninterest income) was $839 million, up $90 million, or 12 percent, compared with third quarter 2009. Net interest income increased 10 percent, and noninterest income increased 19 percent.

Net interest income for third quarter 2010 was $621 million, up $56 million, or 10 percent, compared with third quarter 2009, primarily reflecting the impact of a $12 billion increase in average securities and lower rates paid on interest bearing deposits, partially offset by the impact of lower yields on the securities portfolio.

Average total loans decreased $660 million, or 1 percent, compared with third quarter 2009. Excluding FDIC covered loans, average commercial, financial and industrial loans declined $2.2 billion, or 13 percent, and average construction loans declined $0.8 billion, or 30 percent. Average FDIC covered loans increased $1.8 billion due to the acquisition of the Frontier Bank and Tamalpais Bank loan portfolios in April 2010. Average interest bearing deposits increased $4.4 billion, or 10 percent, and average noninterest bearing deposits increased $960 million, or 7 percent. The growth in average total deposits reflected deposit-gathering initiatives in both the retail and corporate lines of business, as well as the assumption of Frontier Bank and Tamalpais Bank deposits.

The net interest margin was 3.33 percent for third quarter 2010, up 2 basis points from third quarter 2009. The margin benefited from a favorable loan mix change due to the addition of FDIC covered loans. Lower yields on securities were offset by lower rates on liabilities, while lower interest bearing deposits in banks were offset by higher securities balances.

The annualized average all-in cost of funds was 0.55 percent in third quarter 2010, compared with 0.79 percent in third quarter 2009. The Company’s average loan-to-deposit ratio was 74 percent in third quarter 2010, compared with 82 percent in third quarter 2009.

Compared with second quarter 2010, total revenue decreased 1 percent, with net interest income up 3 percent and noninterest income down 11 percent. Average total loans increased $278 million, or 0.6 percent, primarily due to the full quarter impact of the acquisition of the loan portfolios of Frontier Bank and Tamalpais Bank. Average interest bearing deposits decreased $4 billion, primarily due to planned deposit runoff resulting from targeted rate reductions. Average noninterest bearing deposits increased $621 million, or 4 percent. The net interest margin increased 24 basis points, from 3.09 percent in second quarter 2010, to 3.33 percent in third quarter 2010, primarily due to the planned runoff of interest bearing deposits, lower average deposit rates and higher average loan yields.

Third Quarter Noninterest Income and Noninterest Expense

For third quarter 2010, noninterest income was $218 million, up $34 million, or 19 percent, from the same quarter a year ago. The increase was primarily due to a $21 million increase in fees from trading account activities, which was primarily attributable to higher fees from interest rate derivatives activities; a $4 million increase in merchant banking fees; and a $21 million increase in other noninterest income. These increases were partially offset by a $12 million decrease in service charges on deposit accounts, reflecting lower overdraft volumes. The increase in other noninterest income was primarily due to $13 million of accretion income from indemnification assets associated with the Frontier Bank and Tamalpais Bank acquisitions.

Noninterest income decreased $26 million, or 11 percent, compared with second quarter 2010, primarily due to a $15 million decrease in gains on the sale of securities and a $7 million decrease in other noninterest income.

Noninterest expense for third quarter 2010 was $563 million, up $57 million, or 11 percent, compared with third quarter 2009, with $37 million of the increase attributable to the Frontier Bank and Tamalpais Bank acquisitions. Salaries and employee benefits expense increased $59 million, in part due to an increase in employee count due to the acquisitions. Professional and outside services expense increased $14 million, primarily due to expenses related to the acquisitions. Expenses related to the Company’s 2008 privatization transaction, which are classified in intangible asset amortization expense and other noninterest expense, decreased $16 million. The provision for losses on off-balance sheet commitments declined $14 million.

Noninterest expense for third quarter decreased $22 million, or 4 percent, compared with second quarter 2010. Salaries and employee benefits expense decreased $27 million. The provision for losses on off-balance sheet commitments declined $9 million. Expenses attributable to the Frontier Bank and Tamalpais Bank acquisitions increased $11 million.

Balance Sheet

At September 30, 2010, the Company had total assets of $80 billion, up $1.7 billion, or 2 percent, compared with September 30, 2009, and down $4.5 billion, or 5 percent, compared with June 30, 2010. Total securities at September 30, 2010, were $20 billion, down $3.4 billion, or 15 percent, compared with June 30, 2010, as planned deposit runoff was offset in part by securities sales and maturities.

At September 30, 2010, total deposits were $62 billion, up $0.8 billion, or 1.4 percent, compared with September 30, 2009, and down $5 billion, or 7 percent, compared with June 30, 2010. Core deposits at period-end were $51 billion, up $0.5 billion, or 1 percent, compared with September 30, 2009, and down $2 billion, or 4 percent, compared with June 30, 2010. At September 30, 2010, the Company’s loan-to-deposit ratio was 78 percent, down from 79 percent at September 30, 2009, and up from 73 percent at June 30, 2010.

Credit Quality

The total provision for credit losses was zero, down from $45 million for second quarter 2010, as overall asset quality continued to stabilize. Nonperforming assets, excluding FDIC covered assets, declined $178 million and net charge-offs declined $4 million compared with prior quarter.

Excluding FDIC covered assets, nonperforming assets were $1.20 billion, or 1.54 percent of total assets at September 30, 2010, compared with $1.38 billion, or 1.68 percent of total assets, at June 30, 2010, and $1.37 billion, or 1.75 percent of total assets, at September 30, 2009.

Net charge-offs for third quarter 2010 were $89 million, down from $94 million for second quarter 2010. As a percent of average total loans, excluding FDIC covered assets, net charge-offs for third quarter 2010 were 0.77 percent annualized, and 0.81 percent annualized for second quarter 2010. For third quarter 2009, net charge-offs were $137 million, or 1.11 percent annualized of average total loans.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In third quarter 2010, the provision for loan losses was $8 million and the reversal of provision for losses on off-balance sheet commitments was $8 million, which resulted in a total provision for credit losses of zero.

The allowance for credit losses as a percent of total loans, excluding FDIC covered loans, was 3.12 percent at September 30, 2010, compared with 3.29 percent at June 30, 2010, and 2.97 percent at September 30, 2009. The allowance for credit losses as a percent of nonaccrual loans, excluding FDIC covered loans, was 125 percent at September 30, 2010, up from 115 percent at June 30, 2010, and up from 108 percent at September 30, 2009.

Capital

Total stockholder’s equity was $10.1 billion and tangible common equity was $7.4 billion at September 30, 2010. The Company’s tangible common equity ratio was 9.59 percent at September 30, 2010, an increase of 78 basis points compared with 8.81 percent at June 30, 2010. The Tier 1 common capital ratio at September 30, 2010, was 12.25 percent, compared with 11.93 percent at June 30, 2010. The Company’s Tier 1 and total risk-based capital ratios at September 30, 2010, were 12.27 percent and 14.97 percent, respectively.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses, foreclosed asset expense (income), provision for (reversal of) losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated variable interest entities, noninterest expense excluding the impact of the Frontier Bank and Tamalpais Bank acquisitions, or FDIC covered assets or loans, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits, gains or assets. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items are unusual and substantial costs, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $80 billion at September 30, 2010. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 397 banking offices in California, Washington, Oregon and Texas, as well as two international offices, on September 30, 2010. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

						Percent Change to
	As of and for the Three Months Ended					September 30, 2010 from
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	June 30,
(Dollars in thousands)	2009	2009	2010	2010	2010	2009	2010
Results of operations:
Net interest income (1)	$564,296	$580,412	$576,794	$602,775	$620,639	10.0%	3.0%
Noninterest income	183,929	185,286	209,905	244,294	217,943	18.5%	(10.8%)
Total revenue	748,225	765,698	786,699	847,069	838,582	12.1%	(1.0%)
Noninterest expense	505,815	529,245	524,572	584,200	562,619	11.2%	(3.7%)
Pre-tax, pre-provision income	242,410	236,453	262,127	262,869	275,963	13.8%	5.0%
Provision for loan losses	314,000	191,000	170,000	44,000	8,000	(97.5%)	(81.8%)
Income (loss) before income taxes and including noncontrolling interests (1)	(71,590)	45,453	92,127	218,869	267,963	nm	22.4%
Taxable-equivalent adjustment	3,260	2,685	2,441	2,382	2,584	(20.7%)	8.5%
Income tax expense (benefit)	(57,821)	885	15,401	66,264	99,388	nm	50.0%
Net income (loss) including noncontrolling interests	(17,029)	41,883	74,285	150,223	165,991	nm	10.5%
Deduct: Net loss from noncontrolling interests	-	-	3,059	3,536	3,788	nm	7.1%
Net income (loss) attributable to UnionBanCal Corporation (UNBC)	$(17,029)	$41,883	$77,344	$153,759	$169,779	nm	10.4%

Balance sheet (end of period):
Total assets	$78,153,207	$85,598,128	$85,471,296	$84,311,683	$79,826,417	2.1%	(5.3%)
Total securities (3)	19,403,911	23,786,547	23,412,283	23,054,467	19,613,815	1.1%	(14.9%)
Total loans	48,169,508	47,228,508	46,721,210	48,337,429	47,911,109	(0.5%)	(0.9%)
Core deposits (4)	50,109,655	55,687,108	53,073,409	52,934,521	50,596,301	1.0%	(4.4%)
Total deposits	60,691,368	68,517,653	66,581,593	66,270,584	61,540,546	1.4%	(7.1%)
Long-term debt	5,135,193	4,225,711	4,724,423	4,715,822	4,457,830	(13.2%)	(5.5%)
UNBC stockholder's equity	9,475,004	9,580,333	9,706,081	9,941,892	10,133,066	6.9%	1.9%

Balance sheet (period average):
Total assets	$74,352,649	$81,964,956	$84,810,109	$85,510,707	$82,265,037	10.6%	(3.8%)
Total securities (3)	10,774,972	20,230,854	23,546,665	23,088,490	22,486,682	nm	(2.6%)
Total loans	48,764,826	47,871,715	46,847,523	47,827,078	48,104,954	(1.4%)	0.6%
Earning assets	68,235,083	75,800,728	78,311,856	78,135,432	74,497,629	9.2%	(4.7%)
Core deposits (4)	50,246,297	53,995,708	54,588,331	54,380,813	52,299,040	4.1%	(3.8%)
Total deposits	59,453,936	65,697,920	67,838,145	68,104,408	64,822,479	9.0%	(4.8%)
UNBC stockholder's equity	7,358,773	9,405,635	9,532,428	9,630,657	9,912,847	34.7%	2.9%

Performance ratios:
Return on average assets (2)	(0.09%)	0.20%	0.37%	0.72%	0.82%
Return on average UNBC stockholder's equity (2)	(0.92%)	1.77%	3.29%	6.40%	6.80%
Core efficiency ratio (5)	65.07%	66.36%	64.98%	64.86%	63.69%
Net interest margin (1) (2)	3.31%	3.06%	2.95%	3.09%	3.33%

Capital ratios:
Tier 1 risk-based capital ratio (8)	11.60%	11.82%	11.98%	11.95%	12.27%
Total risk-based capital ratio (8)	14.42%	14.54%	14.70%	14.64%	14.97%
Leverage ratio (8)	10.39%	9.45%	9.22%	9.23%	9.86%
Tier 1 common capital ratio (7)(8)	11.58%	11.80%	11.96%	11.93%	12.25%
Tangible common equity ratio (6)	8.94%	8.29%	8.47%	8.81%	9.59%

Selected financial ratios excluding impact of privatization transaction (12):
From net income (loss) attributable to UNBC:
Return on average assets (2)	(0.03%)	0.28%	0.44%	0.78%	0.89%
Return on average stockholder's equity (2)	(0.45%)	3.15%	5.10%	9.01%	9.43%
Core efficiency ratio (5)	60.36%	62.29%	61.51%	62.39%	61.13%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

			Percent Change to
	As of and for the Nine Months Ended		September 30, 2010 from
	September 30,	September 30,	September 30,
(Dollars in thousands)	2009 (1)	2010 (1)	2009
Results of operations:
Net interest income (1)	$1,680,010	$1,800,208	7.2%
Noninterest income	541,858	672,142	24.0%
Total revenue	2,221,868	2,472,350	11.3%
Noninterest expense	1,559,256	1,671,391	7.2%
Pre-tax, pre-provision income	662,612	800,959	20.9%
Provision for loan losses	923,000	222,000	(75.9%)
Income (loss) before income taxes and including noncontrolling interests (1)	(260,388)	578,959	nm
Taxable-equivalent adjustment	8,625	7,407	(14.1%)
Income tax expense (benefit)	(162,169)	181,053	nm
Net income (loss) including noncontrolling interests	(106,844)	390,499	nm
Deduct: Net loss from noncontrolling interests	-	10,383	nm
Net income (loss) attributable to UNBC	$(106,844)	$400,882	nm

Balance sheet (end of period):
Total assets	$78,153,207	$79,826,417	2.1%
Total securities (3)	19,403,911	19,613,815	1.1%
Total loans	48,169,508	47,911,109	(0.5%)
Core deposits (4)	50,109,655	50,596,301	1.0%
Total deposits	60,691,368	61,540,546	1.4%
Long-term debt	5,135,193	4,457,830	(13.2%)
UNBC stockholder's equity	9,475,004	10,133,066	6.9%

Balance sheet (period average):
Total assets	$71,000,250	$84,185,942	18.6%
Total securities (3)	9,261,342	23,036,729	nm
Total loans	49,366,280	47,597,790	(3.6%)
Earning assets	64,593,827	76,967,666	19.2%
Core deposits (4)	45,653,114	53,747,675	17.7%
Total deposits	53,526,802	66,910,632	25.0%
UNBC stockholder's equity	7,332,747	9,693,370	32.2%

Performance ratios:
Return on average assets (2)	(0.20%)	0.64%
Return on average UNBC stockholder's equity (2)	(1.95%)	5.53%
Core efficiency ratio (5)	66.34%	64.50%
Net interest margin (1) (2)	3.47%	3.12%

Capital ratios:
Tier 1 risk-based capital ratio (8)	11.60%	12.27%
Total risk-based capital ratio (8)	14.42%	14.97%
Leverage ratio (8)	10.39%	9.86%
Tier 1 common capital ratio (7)(8)	11.58%	12.25%
Tangible common equity ratio (6)	8.94%	9.59%

Selected financial ratios excluding impact of privatization transaction (12):
From net income (loss) attributable to UNBC:
Return on average assets (2)	(0.12%)	0.70%
Return on average stockholder's equity (2)	(1.67%)	7.89%
Core efficiency ratio (5)	61.14%	61.68%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3

						Percent Change to
	As of and for the Three Months Ended					September 30, 2010 from
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	June 30,
(Dollars in thousands)	2009	2009	2010	2010	2010	2009	2010

Credit Data:
Provision for loan losses	$314,000	$191,000	$170,000	$44,000	$8,000	(97.5%)	(81.8%)
Provision (reversal) for off-balance sheet commitments	6,000	4,000	(5,000)	1,000	(8,000)	nm	nm
Total provision for credit losses	$320,000	$195,000	$165,000	$45,000	$-	(100.0%)	(100.0%)
Net charge-offs	$136,673	$94,780	$119,411	$93,531	$89,440	(34.6%)	(4.4%)
Nonperforming assets	1,367,691	1,349,793	1,466,937	1,562,804	1,509,720	10.4%	(3.4%)

Credit Ratios:
Allowance for loan losses to:
Total loans	2.62%	2.87%	3.01%	2.81%	2.67%
Nonaccrual loans	95.15%	103.03%	99.06%	100.38%	96.79%
Allowances for credit losses to (9) :
Total loans	2.97%	3.25%	3.38%	3.17%	3.01%
Nonaccrual loans	108.16%	116.42%	111.11%	113.13%	109.25%
Net charge-offs to average total loans (2)	1.11%	0.79%	1.03%	0.78%	0.74%
Nonperforming assets to total loans, OREO and distressed loans held for sale	2.84%	2.86%	3.14%	3.22%	3.14%
Nonperforming assets to total assets	1.75%	1.58%	1.72%	1.85%	1.89%
Nonaccrual loans to total loans	2.75%	2.79%	3.04%	2.80%	2.75%

Excluding FDIC covered assets (13):
Allowance for loan losses to:
Total loans	N/A	N/A	N/A	2.92%	2.76%
Nonaccrual loans	N/A	N/A	N/A	102.17%	110.48%
Allowances for credit losses to (9) :
Total loans	N/A	N/A	N/A	3.29%	3.12%
Nonaccrual loans	N/A	N/A	N/A	115.14%	124.70%
Net charge-offs to average total loans (2)	N/A	N/A	N/A	0.81%	0.77%
Nonperforming assets to total loans, OREO and distressed loans held for sale	N/A	N/A	N/A	2.97%	2.60%
Nonperforming assets to total assets	N/A	N/A	N/A	1.68%	1.54%
Nonaccrual loans to total loans	N/A	N/A	N/A	2.86%	2.50%

			Percent Change to
	As of and for the Nine Months Ended		September 30, 2010 from
	September 30,	September 30,	September 30,
(Dollars in thousands)	2009	2010	2009

Credit Data:
Provision for loan losses	$923,000	$222,000	(75.9%)
Provision for off-balance sheet commitments	47,000	(12,000)	nm
Total provision for credit losses	$970,000	$210,000	(78.4%)
Net charge-offs	$404,630	$302,382	(25.3%)
Nonperforming assets	1,367,691	1,509,720	10.4%

Credit Ratios:
Net charge-offs to average total loans (2)	1.10%	0.85%
Nonperforming assets to total assets	1.75%	1.89%

Excluding FDIC covered assets (13):
Net charge-offs to average total loans (2)	N/A	0.87%
Nonperforming assets to total assets	N/A	1.54%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
(Dollars in thousands)	2009	2009	2010	2010	2010
Interest Income
Loans	$576,166	$557,103	$539,574	$568,852	$581,740
Securities	109,279	144,623	143,336	134,591	131,955
Interest bearing deposits in banks	4,956	4,043	4,055	3,696	1,513
Federal funds sold and securities purchased under resale agreements	110	23	119	150	146
Trading account assets	250	355	819	585	518
Total interest income	690,761	706,147	687,903	707,874	715,872

Interest Expense
Deposits	101,374	101,703	85,562	78,477	69,498
Federal funds purchased and securities sold under repurchase agreements	41	24	37	41	70
Commercial paper	355	194	240	289	398
Other borrowed funds	604	613	1,202	1,172	438
Long-term debt	27,351	25,886	26,509	27,502	27,413
Total interest expense	129,725	128,420	113,550	107,481	97,817

Net Interest Income	561,036	577,727	574,353	600,393	618,055
Provision for loan losses	314,000	191,000	170,000	44,000	8,000
Net interest income after provision for loan losses	247,036	386,727	404,353	556,393	610,055

Noninterest Income
Service charges on deposit accounts	74,888	72,711	66,140	63,843	62,472
Trust and investment management fees	34,506	32,454	31,420	34,244	33,209
Trading account activities	10,513	24,134	21,093	25,379	31,906
Merchant banking fees	14,601	16,295	13,676	22,223	19,011
Securities gains (losses), net	12,694	11,759	33,893	27,244	10,683
Brokerage commissions and fees	8,611	8,160	8,528	10,906	10,195
Card processing fees, net	8,559	8,293	8,620	12,856	9,877
Other	19,557	11,480	26,535	47,599	40,590
Total noninterest income	183,929	185,286	209,905	244,294	217,943

Noninterest Expense
Salaries and employee benefits	233,981	261,055	279,586	319,691	292,736
Net occupancy and equipment	60,984	55,176	59,191	63,370	65,162
Professional and outside services	39,866	42,269	39,146	50,372	53,878
Intangible asset amortization	40,641	40,101	31,793	30,613	30,774
Regulatory agencies	30,739	32,103	29,848	30,526	29,132
Provision for (reversal of) losses on off-balance sheet commitments	6,000	4,000	(5,000)	1,000	(8,000)
Other	93,604	94,541	90,008	88,628	98,937
Total noninterest expense	505,815	529,245	524,572	584,200	562,619
Income (loss) before income taxes and including noncontrolling interests	(74,850)	42,768	89,686	216,487	265,379
Income tax expense (benefit)	(57,821)	885	15,401	66,264	99,388
Net Income (Loss) including Noncontrolling Interests	(17,029)	41,883	74,285	150,223	165,991
Deduct: Net loss from noncontrolling interests	-	-	3,059	3,536	3,788
Net Income (Loss) attributable to UNBC	$(17,029)	$41,883	$77,344	$153,759	$169,779

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Nine Months Ended
	September 30,
(Dollars in thousands)	2009	2010
Interest Income
Loans	$1,762,540	$1,690,166
Securities	310,561	409,882
Interest bearing deposits in banks	9,406	9,264
Federal funds sold and securities purchased under resale agreements	348	415
Trading account assets	610	1,922
Total interest income	2,083,465	2,111,649

Interest Expense
Deposits	306,598	233,537
Federal funds purchased and securities sold under repurchase agreements	113	148
Commercial paper	2,901	927
Other borrowed funds	17,697	2,812
Long-term debt	84,771	81,424
Total interest expense	412,080	318,848

Net Interest Income	1,671,385	1,792,801
Provision for loan losses	923,000	222,000
Net interest income after provision for loan losses	748,385	1,570,801

Noninterest Income
Service charges on deposit accounts	218,053	192,455
Trust and investment management fees	102,543	98,873
Trading account activities	49,456	78,378
Securities gains (losses), net	12,522	71,820
Merchant banking fees	48,357	54,910
Card processing fees, net	24,219	31,353
Brokerage commissions and fees	25,424	29,629
Other	61,284	114,724
Total noninterest income	541,858	672,142

Noninterest Expense
Salaries and employee benefits	710,601	892,013
Net occupancy and equipment	178,142	187,723
Professional and outside services	117,075	143,396
Intangible asset amortization	121,809	93,180
Regulatory agencies	101,513	89,506
(Reversal of) provision for losses on off-balance sheet commitments	47,000	(12,000)
Other	283,116	277,573
Total noninterest expense	1,559,256	1,671,391
Income (loss) before income taxes and including noncontrolling interests	(269,013)	571,552
Income tax expense (benefit)	(162,169)	181,053
Net Income (Loss) including Noncontrolling Interests	(106,844)	390,499
Deduct: Net loss from noncontrolling interests	-	10,383
Net Income (Loss) attributable to UNBC	$(106,844)	$400,882

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 6

	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
	September 30,	December 31,	March 31,	June 30,	September 30,
(Dollars in thousands)	2009	2009	2010	2010	2010
Assets
Cash and due from banks	$1,155,497	$1,198,258	$1,110,333	$1,221,462	$1,172,194
Interest bearing deposits in banks (includes $9,991 at March 31, 2010, $13,176 at June 30, 2010 and $9,538 at September 30, 2010 related to consolidated variable interest entities (VIEs))	2,659,460	6,585,029	6,874,338	2,873,014	2,418,508
Federal funds sold and securities purchased under resale agreements	437,328	442,552	488,520	287,698	595,328
Total cash and cash equivalents	4,252,285	8,225,839	8,473,191	4,382,174	4,186,030
Trading account assets:
Pledged as collateral	60,816	15,168	54,380	64,106	37,301
Held in portfolio	879,734	710,480	775,915	1,054,994	1,133,640
Securities available for sale:
Pledged as collateral	-	2,500	-	-	-
Held in portfolio	18,210,574	22,556,329	22,164,722	21,788,581	18,327,048
Securities held to maturity (Fair value: September 30, 2009 $1,269,934; December 31, 2009, $1,457,654; March 31, 2010, $1,500,746; June 30, 2010, $1,433,596; and September 30, 2010, $1,480,896)	1,193,337	1,227,718	1,247,561	1,265,886	1,286,767
Loans:
Loans, excluding FDIC covered loans	48,169,508	47,228,508	46,721,210	46,498,887	46,217,555
FDIC covered loans	-	-	-	1,838,542	1,693,554
Total loans	48,169,508	47,228,508	46,721,210	48,337,429	47,911,109
Allowance for loan losses	(1,260,307)	(1,357,000)	(1,408,013)	(1,357,869)	(1,276,845)
Loans, net	46,909,201	45,871,508	45,313,197	46,979,560	46,634,264
Due from customers on acceptances	12,842	8,514	7,788	11,446	7,407
Premises and equipment, net	667,005	674,298	671,230	671,036	674,301
Intangible assets, net	601,140	561,040	529,247	517,426	486,688
Goodwill	2,369,326	2,369,326	2,369,326	2,431,583	2,431,583
FDIC indemnification asset	-	-	-	917,339	833,939
Other assets (includes $297,736 at March 31, 2010, $293,881 at June 30, 2010 and $291,243 at September 30, 2010 related to consolidated VIEs)	2,996,947	3,375,408	3,864,739	4,227,552	3,787,449
Total assets	$78,153,207	$85,598,128	$85,471,296	$84,311,683	$79,826,417

Liabilities
Noninterest bearing	$14,472,375	$14,558,989	$14,389,261	$15,319,290	$15,425,621
Interest bearing	46,218,993	53,958,664	52,192,332	50,951,294	46,114,925
Total deposits	60,691,368	68,517,653	66,581,593	66,270,584	61,540,546
Federal funds purchased and securities sold under repurchase agreements	229,268	150,453	575,668	101,516	139,602
Commercial paper	423,499	888,541	799,106	610,580	701,135
Other borrowed funds	164,861	591,934	833,617	286,275	136,441
Trading account liabilities	715,075	538,894	736,813	815,282	995,843
Acceptances outstanding	12,842	8,514	7,788	11,446	7,407
Other liabilities (includes $1,675 at March 31, 2010, $1,841 at June 30, 2010 and $2,001 at September 30, 2010 related to consolidated VIEs)	1,306,097	1,096,095	1,224,440	1,279,916	1,441,929
Long-term debt (includes $7,853 at March 31, 2010, June 30, 2010 and September 30, 2010 related to consolidated VIEs)	5,135,193	4,225,711	4,724,423	4,715,822	4,457,830
Total liabilities	68,678,203	76,017,795	75,483,448	74,091,421	69,420,733

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,829 shares issued	136,331	136,331	136,331	136,331	136,331
Additional paid-in capital	5,195,023	5,195,023	5,195,023	5,195,023	5,195,023
Retained earnings	4,857,958	4,899,841	4,977,185	5,130,944	5,300,723
Accumulated other comprehensive loss	(714,308)	(650,862)	(602,458)	(520,406)	(499,011)
Total UNBC stockholder's equity	9,475,004	9,580,333	9,706,081	9,941,892	10,133,066
Noncontrolling interests	-	-	281,767	278,370	272,618
Total equity	9,475,004	9,580,333	9,987,848	10,220,262	10,405,684
Total liabilities and equity	$78,153,207	$85,598,128	$85,471,296	$84,311,683	$79,826,417

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 7

	September 30,	December 31,	March 31,	June 30,	September 30,
(Dollars in millions)	2009	2009	2010	2010	2010

Loans (period end)
Loans held for investment, excluding FDIC covered loans:
Commercial, financial and industrial	$15,995	$15,258	$14,870	$14,675	$14,650
Construction	2,692	2,429	2,151	2,114	1,850
Residential mortgage	16,576	16,716	16,893	17,089	17,295
Commercial mortgage	8,320	8,246	8,249	8,062	7,893
Consumer	3,903	3,917	3,914	3,914	3,890
Lease financing	659	654	641	642	635
Total loans held for investment, excluding FDIC loans	48,145	47,220	46,718	46,496	46,213
Loans held for sale	25	9	3	3	4
Total loans, excluding FDIC covered loans	48,170	47,229	46,721	46,499	46,217
FDIC covered loans:
Commercial, financial and industrial	-	-	-	546	488
Construction	-	-	-	342	320
Residential mortgage	-	-	-	117	88
Commercial mortgage	-	-	-	771	749
Consumer	-	-	-	62	49
Total FDIC covered loans	-	-	-	1,838	1,694
Total loans	$48,170	$47,229	$46,721	$48,337	$47,911

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$380	$336	$251	$157	$150
Construction	388	335	412	373	244
Residential mortgage	165	194	217	227	202
Commercial mortgage	355	414	501	458	384
Consumer	21	21	24	25	27
Restructured - nonaccrual	16	17	16	89	149
Total nonaccrual loans, excluding FDIC covered loans	1,325	1,317	1,421	1,329	1,156
FDIC covered nonaccrual loans	-	-	-	24	163
Total nonaccrual loans	1,325	1,317	1,421	1,353	1,319

Distressed loans held for sale	9	-	-	-	-
OREO	34	33	45	52	47
FDIC covered OREO	-	-	-	158	144
Total nonperforming assets	$1,368	$1,350	$1,466	$1,563	$1,510
Total nonperforming assets, excluding FDIC covered assets	$1,368	$1,350	$1,466	$1,381	$1,203

Loans 90 days or more past due and still accruing (14)	$5	$5	$15	$6	$17
Restructured loans that are still accruing	$2	$4	$7	$9	$25

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)
Exhibit 8

	As of and for the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
(Dollars in thousands)	2009	2009	2010	2010	2010

Analysis of Allowances for Credit Losses
Beginning balance	$1,081,633	$1,260,307	$1,357,000	$1,408,013	$1,357,869

Provision for loan losses	314,000	191,000	170,000	44,000	8,000

Charge-offs:
Commercial, financial and industrial	(77,996)	(45,994)	(67,160)	(29,770)	(37,277)
Construction	(13,892)	(31,472)	(16,552)	(9,359)	(1,897)
Residential mortgage	(13,960)	(11,073)	(10,276)	(11,407)	(24,883)
Commercial mortgage	(26,298)	(18,701)	(31,869)	(50,657)	(27,780)
Consumer	(11,134)	(10,454)	(9,763)	(10,301)	(10,292)
Total charge-offs	(143,280)	(117,694)	(135,620)	(111,494)	(102,129)

Recoveries:
Commercial, financial and industrial	6,129	21,215	13,119	8,306	4,328
Construction	-	1,233	2,391	7,236	6,630
Residential mortgage	2	3	28	257	89
Commercial mortgage	30	20	236	1,699	1,244
Consumer	446	443	435	465	396
Lease financing	-	-	-	-	2
Total recoveries	6,607	22,914	16,209	17,963	12,689
Net recoveries (charge-offs)	(136,673)	(94,780)	(119,411)	(93,531)	(89,440)

Other	1,347	473	424	(613)	416
Ending balance of allowance for loan losses	1,260,307	1,357,000	1,408,013	1,357,869	1,276,845

Allowance for off-balance sheet commitment losses	172,374	176,374	171,374	172,374	164,374
Allowances for credit losses	$1,432,681	$1,533,374	$1,579,387	$1,530,243	$1,441,219

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Three Months Ended
	September 30, 2009			September 30, 2010
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans: (10)
Commercial, financial and industrial	$16,805,449	$188,974	4.46%	$14,628,126	$176,212	4.78%
Construction	2,772,804	20,828	2.98	1,946,412	15,290	3.12
Residential mortgage	16,380,014	230,210	5.62	17,196,030	225,937	5.26
Commercial mortgage	8,261,161	88,998	4.31	8,005,988	84,702	4.23
Consumer	3,882,929	44,042	4.50	3,900,424	43,528	4.43
Lease financing	662,469	5,462	3.30	638,469	6,013	3.77
Total loans, excluding FDIC covered loans	48,764,826	578,514	4.73	46,315,449	551,682	4.75
FDIC covered loans	-	-	-	1,789,505	32,238	7.17
Total loans	48,764,826	578,514	4.73	48,104,954	583,920	4.84
Securities - taxable	10,590,200	107,171	4.05	22,441,990	131,368	2.34
Securities - tax-exempt	184,772	2,999	6.49	44,692	918	8.21
Interest bearing deposits in banks	7,496,380	4,956	0.26	2,406,880	1,513	0.25
Federal funds sold and securities purchased under resale agreements	282,457	110	0.15	389,999	146	0.15
Trading account assets	916,448	271	0.12	1,109,114	591	0.21
Total earning assets	68,235,083	694,021	4.06	74,497,629	718,456	3.85
Allowance for loan losses	(1,044,533)			(1,374,656)
Cash and due from banks	1,135,794			1,184,365
Premises and equipment, net	668,699			671,632
Other assets	5,357,606			7,286,067
Total assets	$74,352,649			$82,265,037
Liabilities
Deposits:
Transaction accounts	$33,064,944	72,837	0.87	$32,722,785	33,335	0.40
Savings and consumer time	4,486,545	12,572	1.11	7,944,796	16,605	0.83
Large time	7,430,960	15,965	0.85	8,722,935	19,558	0.89
Total interest bearing deposits	44,982,449	101,374	0.89	49,390,516	69,498	0.56
Federal funds purchased and securities sold under repurchase agreements	169,267	41	0.09	167,652	70	0.17
Commercial paper	472,246	355	0.30	661,913	398	0.24
Other borrowed funds (11)	262,441	604	0.91	196,474	438	0.88
Long-term debt	5,098,821	27,112	2.11	4,514,261	27,078	2.38
Trust notes	13,696	239	6.96	13,408	335	10.00
Total borrowed funds	6,016,471	28,351	1.87	5,553,708	28,319	2.02
Total interest bearing liabilities	50,998,920	129,725	1.01	54,944,224	97,817	0.71
Noninterest bearing deposits	14,471,487			15,431,963
Other liabilities	1,523,469			1,697,695
Total liabilities	66,993,876			72,073,882
Equity
UNBC Stockholder's equity	7,358,773			9,912,847
Noncontrolling interests	-			278,308
Total equity	7,358,773			10,191,155
Total liabilities and equity	$74,352,649			$82,265,037

Net interest income/spread (taxable-equivalent basis)		564,296	3.05%		620,639	3.14%
Impact of noninterest bearing sources			0.26			0.19
Net interest margin			3.31			3.33
Less: taxable-equivalent adjustment		3,260			2,584
Net interest income		$561,036			$618,055

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 10

	For the Three Months Ended
	June 30, 2010			September 30, 2010
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans: (10)
Commercial, financial and industrial	$14,586,256	$167,566	4.61%	$14,628,126	$176,212	4.78%
Construction	2,145,010	15,570	2.91	1,946,412	15,290	3.12
Residential mortgage	16,984,464	226,871	5.34	17,196,030	225,937	5.26
Commercial mortgage	8,179,760	85,809	4.20	8,005,988	84,702	4.23
Consumer	3,919,221	43,049	4.41	3,900,424	43,528	4.43
Lease financing	640,843	6,214	3.88	638,469	6,013	3.77
Total loans, excluding FDIC covered loans	46,455,554	545,079	4.70	46,315,449	551,682	4.75
FDIC covered loans	1,371,524	25,796	7.54	1,789,505	32,238	7.17
Total loans	47,827,078	570,875	4.78	48,104,954	583,920	4.84
Securities - taxable	23,043,696	134,000	2.33	22,441,990	131,368	2.34
Securities - tax-exempt	44,794	924	8.25	44,692	918	8.21
Interest bearing deposits in banks	5,920,479	3,696	0.25	2,406,880	1,513	0.25
Federal funds sold and securities purchased under resale agreements	391,521	150	0.15	389,999	146	0.15
Trading account assets	907,864	611	0.27	1,109,114	591	0.21
Total earning assets	78,135,432	710,256	3.64	74,497,629	718,456	3.85
Allowance for loan losses	(1,459,394)			(1,374,656)
Cash and due from banks	1,202,081			1,184,365
Premises and equipment, net	672,285			671,632
Other assets	6,960,303			7,286,067
Total assets	$85,510,707			$82,265,037
Liabilities
Deposits:
Transaction accounts	$37,607,938	48,001	0.51	$32,722,785	33,335	0.40
Savings and consumer time	7,420,779	15,358	0.83	7,944,796	16,605	0.83
Large time	8,265,102	15,118	0.73	8,722,935	19,558	0.89
Total interest bearing deposits	53,293,819	78,477	0.59	49,390,516	69,498	0.56
Federal funds purchased and securities sold under repurchase agreements	138,242	41	0.12	167,652	70	0.17
Commercial paper	573,178	289	0.20	661,913	398	0.24
Other borrowed funds (11)	683,388	1,172	0.69	196,474	438	0.88
Long-term debt	4,718,371	27,175	2.31	4,514,261	27,078	2.38
Trust notes	13,431	327	9.74	13,408	335	10.00
Total borrowed funds	6,126,610	29,004	1.90	5,553,708	28,319	2.02
Total interest bearing liabilities	59,420,429	107,481	0.73	54,944,224	97,817	0.71
Noninterest bearing deposits	14,810,589			15,431,963
Other liabilities	1,367,302			1,697,695
Total liabilities	75,598,320			72,073,882
Equity
UNBC Stockholder's equity	9,630,657			9,912,847
Noncontrolling interests	281,730			278,308
Total equity	9,912,387			10,191,155
Total liabilities and equity	$85,510,707			$82,265,037

Net interest income/spread (taxable-equivalent basis)		602,775	2.91%		620,639	3.14%
Impact of noninterest bearing sources			0.18			0.19
Net interest margin			3.09			3.33
Less: taxable-equivalent adjustment		2,382			2,584
Net interest income		$600,393			$618,055

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 11

	For the Nine Months Ended
	September 30, 2009			September 30, 2010
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense (1)	Rate (1)(2)	Balance	Expense (1)	Rate (1)(2)
Assets
Loans: (10)
Commercial, financial and industrial	$17,737,052	$577,321	4.35%	$14,721,915	$505,667	4.59%
Construction	2,765,178	60,747	2.94	2,132,098	47,750	2.99
Residential mortgage	16,132,655	694,917	5.74	16,989,812	680,297	5.34
Commercial mortgage	8,256,389	283,076	4.57	8,139,165	256,904	4.21
Consumer	3,816,050	134,697	4.72	3,911,734	129,386	4.42
Lease financing	658,956	18,713	3.79	642,835	18,408	3.82
Total loans, excluding FDIC covered loans	49,366,280	1,769,471	4.78	46,537,559	1,638,412	4.70
FDIC covered loans	-	-	-	1,060,231	58,034	7.31
Total loans	49,366,280	1,769,471	4.78	47,597,790	1,696,446	4.76
Securities - taxable	9,166,395	307,165	4.47	22,992,783	408,142	2.37
Securities - tax-exempt	94,947	5,040	7.08	43,946	2,727	8.27
Interest bearing deposits in banks	4,664,896	9,406	0.27	4,959,386	9,264	0.25
Federal funds sold and securities purchased under resale agreements	227,832	348	0.20	413,946	415	0.13
Trading account assets	1,073,477	660	0.08	959,815	2,062	0.29
Total earning assets	64,593,827	2,092,090	4.32	76,967,666	2,119,056	3.67
Allowance for loan losses	(865,208)			(1,413,666)
Cash and due from banks	1,244,981			1,197,159
Premises and equipment, net	670,884			672,600
Other assets	5,355,766			6,762,183
Total assets	$71,000,250			$84,185,942
Liabilities
Deposits:
Transaction accounts	$28,397,683	200,483	0.94	$36,704,458	144,415	0.53
Savings and consumer time	4,394,706	42,057	1.28	7,119,678	43,908	0.82
Large time	7,090,250	64,058	1.21	8,207,186	45,214	0.74
Total interest bearing deposits	39,882,639	306,598	1.03	52,031,322	233,537	0.60
Federal funds purchased and securities sold under repurchase agreements	194,562	113	0.08	170,413	148	0.12
Commercial paper	586,754	2,901	0.66	604,153	927	0.21
Other borrowed funds (11)	2,472,324	17,697	0.96	529,289	2,812	0.71
Long-term debt	4,994,660	84,056	2.25	4,597,436	80,494	2.34
Trust notes	13,808	715	6.90	13,438	930	9.23
Total borrowed funds	8,262,108	105,482	1.71	5,914,729	85,311	1.93
Total interest bearing liabilities	48,144,747	412,080	1.14	57,946,051	318,848	0.74
Noninterest bearing deposits	13,644,163			14,879,310
Other liabilities	1,878,593			1,448,563
Total liabilities	63,667,503			74,273,924
Equity
UNBC Stockholder's equity	7,332,747			9,693,370
Noncontrolling interests	-			218,648
Total equity	7,332,747			9,912,018
Total liabilities and equity	$71,000,250			$84,185,942

Net interest income/spread (taxable-equivalent basis)		1,680,010	3.18%		1,800,208	2.93%
Impact of noninterest bearing sources			0.29			0.19
Net interest margin			3.47			3.12
Less: taxable-equivalent adjustment		8,625			7,407
Net interest income		$1,671,385			$1,792,801

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 12

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Nine Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
(Dollars in thousands)	2009	2009	2010	2010	2010	2009	2010

Net income (loss) attributable to UNBC	$(17,029)	$41,883	$77,344	$153,759	$169,779	$(106,844)	$400,882
Privatization-related expense, net of tax	(460)	2,993	3,128	259	266	20,414	3,653
Net accretion and amortization related to privatization-related fair value adjustments, net of tax	11,832	10,556	9,016	8,170	8,358	25,115	25,544
Net income (loss) attributable to UNBC, excluding impact of privatization transaction	$(5,657)	$55,432	$89,488	$162,188	$178,403	$(61,315)	$430,079

Average total assets	$74,352,649	$81,964,956	$84,810,109	$85,510,707	$82,265,037	$71,000,250	$84,185,942
Net adjustments related to privatization transaction	2,590,543	2,569,276	2,547,358	2,528,555	2,508,603	2,607,236	2,528,030
Average total assets, excluding impact of privatization transaction	$71,762,106	$79,395,680	$82,262,751	$82,982,152	$79,756,434	$68,393,014	$81,657,912
Return on average assets (2)	(0.09%)	0.20%	0.37%	0.72%	0.82%	(0.20%)	0.64%
Return on average assets, excluding impact of privatization transaction (2)	(0.03%)	0.28%	0.44%	0.78%	0.89%	(0.12%)	0.70%

Average UNBC stockholder's equity	$7,358,773	$9,405,635	$9,532,428	$9,630,657	$9,912,847	$7,332,747	$9,693,370
Net adjustments related to privatization transaction	2,418,824	2,416,677	2,412,648	2,408,987	2,404,883	2,410,287	2,408,811
Average UNBC stockholder's equity, excluding impact of privatization transaction	$4,939,949	$6,988,958	$7,119,780	$7,221,670	$7,507,964	$4,922,460	$7,284,559
Return on average UNBC stockholder's equity (2)	(0.92%)	1.77%	3.29%	6.40%	6.80%	(1.95%)	5.53%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction (2)	(0.45%)	3.15%	5.10%	9.01%	9.43%	(1.67%)	7.89%

Noninterest expense	$505,815	$529,245	$524,572	$584,200	$562,619	$1,559,256	$1,671,391
Less: Foreclosed asset expense (income)	(144)	2,315	(198)	871	5,898	4,024	6,571
Less: Provision for (reversal of) losses on off-balance sheet commitments	6,000	4,000	(5,000)	1,000	(8,000)	47,000	(12,000)
Less: Low income housing credit investment amortization expense	13,064	14,825	13,526	14,247	13,251	34,256	41,024
Less: Expenses of the consolidated VIEs	-	-	5,039	5,825	6,238	-	17,102
Less: Merger costs related to acquisitions	-	-	-	12,819	11,177	-	23,996
Net noninterest expense before privatization adjustments (a)	$486,895	$508,105	$511,205	$549,438	$534,055	$1,473,976	$1,594,698
Privatization-related expense	6,649	4,981	5,153	426	438	40,901	6,017
Amortization related to privatization-related fair value adjustments	42,548	39,743	33,740	32,303	32,267	126,984	98,310
Net noninterest expense, excluding impact of privatization transaction (b)	$437,698	$463,381	$472,312	$516,709	$501,350	$1,306,091	$1,490,371

Total revenue (c)	$748,225	$765,698	$786,699	$847,069	$838,582	$2,221,868	$2,472,350
Accretion related to privatization-related fair value adjustments	23,060	21,799	18,889	18,845	18,500	85,616	56,234
Total revenue, excluding impact of privatization transaction (d)	$725,165	$743,899	$767,810	$828,224	$820,082	$2,136,252	$2,416,116
Core efficiency ratio (a)/(c) (5)	65.07%	66.36%	64.98%	64.86%	63.69%	66.34%	64.50%
Core efficiency ratio, excluding impact of privatization transaction (b)/(d)	60.36%	62.29%	61.51%	62.39%	61.13%	61.14%	61.68%

Total UNBC stockholder's equity	$9,475,004	$9,580,333	$9,706,081	$9,941,892	$10,133,066
Less: Goodwill	2,369,326	2,369,326	2,369,326	2,431,583	2,431,583
Less: Intangible assets	601,140	561,040	529,247	517,426	486,688
Less: Deferred tax liabilities related to goodwill and intangible assets	(231,449)	(215,847)	(203,436)	(191,627)	(179,818)
Tangible common equity (e)	$6,735,987	$6,865,814	$7,010,944	$7,184,510	$7,394,613
Tier 1 capital, determined in accordance with regulatory requirements (8)	$7,416,069	$7,484,516	$7,581,313	$7,681,746	$7,861,362
Less: Trust preferred securities	13,000	13,000	13,000	13,000	13,000
Tier 1 common equity (f)	$7,403,069	$7,471,516	$7,568,313	$7,668,746	$7,848,362
Total assets	$78,153,207	$85,598,128	$85,471,296	$84,311,683	$79,826,417
Less: Goodwill	2,369,326	2,369,326	2,369,326	2,431,583	2,431,583
Less: Intangible assets	601,140	561,040	529,247	517,426	486,688
Less: Deferred tax liabilities related to goodwill and intangible assets	(192,569)	(179,589)	(169,263)	(159,438)	(179,818)
Tangible assets (g)	$75,375,310	$82,847,351	$82,741,986	$81,522,112	$77,087,964
Risk-weighted assets, determined in accordance with regulatory requirements (h) (8)	$63,956,189	$63,298,173	$63,293,568	$64,301,375	$64,078,897
Tangible common equity ratio (e)/(g) (6)	8.94%	8.29%	8.47%	8.81%	9.59%
Tier 1 common capital ratio (f)/(h) (8)	11.58%	11.80%	11.96%	11.93%	12.25%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 13

(1)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2)	Annualized.
(3)	Total securities consist of securities available for sale and securities held to maturity.
(4)	Core deposits consist of total deposits, excluding brokered deposits and time deposits of $100,000 and over.
(5)	The core efficiency ratio is net noninterest expense (noninterest expense excluding foreclosed asset expense (income), the (reversal of) provision for losses on off-balanced sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated VIEs and merger costs related to the acquisitions of certain assets of Frontier Bank and Tamalpais Bank as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income. Please refer to Exhibit 12 for a reconciliation of noninterest expense used in the calculation of the core efficiency ratio.
(6)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible equity divided by tangible assets. The methodology of determining tangible common equity may differ among companies. The tangible common equity ratio has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(7)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(8)	Estimated as of September 30, 2010.
(9)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.
(10)

Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(11)	Includes interest bearing trading liabilities.
(12)	These ratios exclude the impact of the privatization transaction. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(13)

These ratios exclude the impact of the acquired loans and foreclosed assets, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank.

(14)

Excludes loans totaling $325.7 million that are 90 days or more past due and still accruing at September 30, 2010, which consisted of FDIC covered loans accounted in accordance with the accounting standards for acquired impaired loans.

nm = not meaningful
N/A = not applicable for periods prior to the April 2010 Frontier and Tamalpais transactions.

CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249 (Public Relations)
Michelle Crandall, 415-765-2780 (Investor Relations)